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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 26, 2005

                               INTERSECTIONS INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        000-50580                                                 54-1956515
 (Commission File Number)                      (IRS Employer Identification No.)

                                14901 BOGLE DRIVE
                            CHANTILLY, VIRGINIA 20151
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 488-6100
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

Intersections Inc. (the "Company") today made the following announcement in regard to its corporate communications policy. In an attempt to increase information available to investors, the Company announced a new communication policy in its quarterly earnings call on April 25, 2005. Under the announced policy the Company would provide quarterly and annual guidance in the Company's quarterly earnings teleconference and web cast, and also would be available for a pre-announced teleconference and web cast in the first week of the third month of each quarter. The Company also announced discontinuation of any one-on-one discussions. Although the Company's intention for the announced communications policy was to foster increased communication, a number of shareholders have expressed concern with this new policy, believing that it is more restrictive than comparable companies.

Effective immediately, the Company is revising its communications policy for 2005 to reinstate the availability of senior management to address individual questions, and further to provide as follows:

     o Once each quarter - generally on the first Monday of the third month of the quarter - a member of senior management will be available for a pre-announced teleconference and web cast for anyone interested in asking questions of management;

     o Starting with the second quarter 2005 results, the Company plans to report its quarterly earnings a week later than in the past quarters, closer to the date of the filing of the Company quarterly financial statements on Form 10-Q - for instance during the first week of August for the quarter ending June 2005;

     o At each quarterly earnings call, the Company will provide guidance for the upcoming quarter and for the year;

     o The Company will continue to be available for other pre-announced web casts and public discussions.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2005

                                            INTERSECTIONS INC.


                                            By:  /S/ MICHAEL STANFIELD
                                                 ------------------------------
                                                 Name:  Michael Stanfield
                                                 Title:  Chairman of the Board